UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 26, 2020

Kibush Capital Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55256
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o CSC Services of Nevada, Inc.

2215-B Renaissance Drive

Las Vegas, Nevada 89119

(Address of principal executive offices)

Phone: +(61) 398464288

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On August 11th, 2020, the Company’s subsidiary Paradise Garden Development (PNG) Ltd received approval from the Department of Forestry Papua New Guinea, on an application for the Timber Authority (TA) on 50,000 hectares in Senunu Forest area, which is in Gaire 46.6 kilometres southeast of Port Moresby. The Timber Authority approval for Lowland Forest area allows the Company to commercialize up to 5,000 cubic meters of timber within 12 months and is valid for an initial term of two years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIBUSH CAPITAL CORPORATION.

Date: August 26, 2020	By:	/s/ Warren Sheppard
Warren Sheppard
President & CEO